Exhibit (10)n

KIMBERLY-CLARK CORPORATION
PERFORMANCE RESTRICTED STOCK UNIT
AWARD AGREEMENT

This Award, granted this ____ day of _______, ____, by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the "Corporation"), is subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and the Award Agreement, including any country-specific terms contained in Appendix A to this Award Agreement.
W I T N E S S E T H:

WHEREAS, the Corporation has adopted the 2001 Equity Participation Plan (the "Plan") to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation's or the Affiliate's long-term success;

NOW, THEREFORE, it is agreed as follows:

1.
Number of Share Units Granted.  The Corporation hereby grants to the Employee Performance Restricted Stock Units (“PRSUs”) at a target level granted by the Committee on the date set forth above and as reflected on the Merrill Lynch Benefits Online Grant Summary (the “Target Level”), subject to the terms, conditions and restrictions set forth herein and in the Plan, and the Corporation's attainment of the Performance Goals established by the Committee. The actual number of PRSUs earned by the Employee at the end of the Restricted Period may range from 0 to 150% of the Target Level.

 2.           Transferability Restrictions.

(a)
Restricted Period.  During the Restricted Period, the Employee may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Award.  Except as provided under paragraph 2, the Award shall be subject to forfeiture until the end of the Restricted Period three years after the date of this grant.  Employee becomes 100% vested in the number of PRSUs earned based on attainment of the Performance Goal at the end of the Restricted Period as approved and authorized by the Committee.

The Restricted Period shall begin on the date of the granting of this Award, and shall end three years after the date of this grant.  Holders of Awards shall have none of the rights of a shareholder with respect to such shares including, but not limited to, any right to receive dividends in cash or other property or other distribution or rights in respect of such shares except as otherwise provided in this Agreement, nor to vote such shares as the record owner thereof.

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During each year in the Restricted Period, the Employee will be paid in cash an amount equal to any dividends and other distributions which would have been paid on shares of Common Stock, based on the Target Level of PRSUs granted under this Award.  The amount equal to any dividends and other distributions on the Award shall be paid to the Employee if dividends are declared and paid by the Corporation with respect to its outstanding shares of Common Stock.  In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Corporation.  The Corporation shall not be required to segregate any cash or other property of the Corporation.  Any amounts which become payable to an Employee shall be paid from the general assets of the Corporation.

(b)
Termination of Employment.  Employee shall forfeit any unvested Award upon termination of employment unless such termination (i) is due to a Qualified Termination of Employment, or (ii) if more than six months after the date of grant, due to death, Retirement, Total and Permanent Disability, or the shutdown or divestiture of a business unit.  A termination of employment shall not be deemed to have occurred while an Employee is on military leave or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Corporation or an Affiliate under an applicable statute or by contract.  For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Corporation or an Affiliate.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period.  Notwithstanding the foregoing sentence, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Employee to be unable to perform the duties of his or her position of employment or any substantially similar position of employment, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment shall be deemed to have occurred.  A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment for purposes of the Plan.  An Employee who is classified as an intermittent employee shall be deemed to have a termination of employment for purposes of the Plan.  Notwithstanding anything in this Plan to the contrary, a termination of employment with respect to any Restricted Share Units that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall not be deemed to be a termination of employment for purposes of the Plan if it is anticipated that the level of bona fide services the Employee would perform after such date would continue at a rate equal to more than 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period

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(or the full period of services to the Corporation or an Affiliate if the Employee has been providing such services less than 36 months).

(c)
Death, Retirement, or Total and Permanent Disability.  In the event that more than six months after the date of grant the Employee’s termination of employment is due to death or Total and Permanent Disability, it shall result in pro rata vesting in the number of Restricted Share Units earned based on attainment of the Performance Goal at the end of the Restricted Period as approved and authorized by the Committee, prorated for the number of full months of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 70 days following the end of the Restricted Period.  In the event that more than six months after the date of grant the Employee’s termination of employment is due to Retirement it shall result in 100% vesting in the number of Restricted Share Units earned based on attainment of the Performance Goal at the end of the Restricted Period as approved and authorized by the Committee, and such Award shall be paid within 70 days following the end of the Restricted Period.

(d)
Shutdown or Divestiture.  In the event that more than six months after the date of grant the Employee’s termination of employment is due to the shutdown or divestiture of the Corporation’s or its Affiliate’s business it shall result in pro rata vesting in the number of Restricted Share Units earned based on attainment of the Performance Goal at the end of the Restricted Period as approved and authorized by the Committee, prorated for the number of full years of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 70 days following the end of the Restricted Period.

(e)
Qualified Termination of Employment.  In the event of a Qualified Termination of Employment all restrictions will lapse and the shares will become fully vested and the number of shares that shall be considered to vest shall be the greater of the Target Level or the number of shares which would have vested based on the attainment of the Performance Goal as of the end of the prior calendar year and shall be paid within 10 days following the last day of employment of the Employee with the Corporation.  Notwithstanding anything in this Agreement to the contrary, the payment of an Award to a Key Employee who has separated from service due to a Qualified Termination of Employment shall be made at the earlier of the first day of the seventh month following the date of separation from service or the end of the Restricted Period.  A Key Employee is any Employee who meets the definition of a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder.

(f)
Payment of Awards.  The payment of the Award shall be made in shares of Common Stock.  Except as may otherwise be provided in subparagraph 2(e), the payment shall be made within 70 days following the end of the Restricted Period.

(g)	Payment of Withholding Taxes. No shares of Common Stock, nor any cash

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payment, may be delivered under this Award, unless prior to or simultaneously with such issuance, the Employee or, in the event of his death, the person succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the delivery of such shares of Common Stock and any cash payment pursuant to this Award.  The Corporation may, in its discretion, withhold payment of required withholding taxes with cash or shares of Common Stock which otherwise would be delivered following the date of vesting of the Award under this paragraph 2.

3.
Nontransferability. Neither the Award nor the Employee’s right to receive payment for vested Awards may be assigned or transferred except upon the death of the Employee (i) by will, (ii) by the laws of descent and distribution or (iii) pursuant to a designation by the Employee of a beneficiary or beneficiaries, provided that no such designation shall be effective unless filed with the Committee prior to the death of such Employee.

4.
Compliance with Law.  No payment may be made under this Award, unless prior to the issuance thereof, the Corporation shall have received an opinion of counsel to the effect that this Award by the Corporation to the Employee will not constitute a violation of the Securities Act of 1933, as amended.  As a condition of this Award, the Employee shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares received under this Award shall be for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The Award granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the Award or the delivery of shares thereunder, such shares may not be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.  The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

The Employee is solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses, or notices, which may be necessary for the Employee to hold the Award, or to receive any payment of cash or shares or to hold or sell the shares subject to the Award, if any.  Neither Kimberly-Clark nor its Affiliates will be responsible for obtaining any such approvals, licenses or permits, or for making any such notices, nor will the Corporation nor its Affiliates be liable for any fines or penalties the Employee may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

5.	No Right of Continued Employment. The granting of this Award does not confer upon the Employee any legal right to be continued in the employ of the Corporation or its

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Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Employee whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Employee under this Award.

6.
Discretion of the Corporation, Board of Directors and the Committee.  Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this Award shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

7.
Inalienability of Benefits and Interest.  This Award and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee.

8.
Delaware Law to Govern.  The Plan is governed by and subject to the laws of the United States of America.  All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this Award and any rights under the Plan shall be determined in accordance with the laws of the State of Delaware.

9.
Purchase of Common Stock.  The Corporation and its Affiliates may, but shall not be required to, purchase shares of Common Stock of the Corporation for purposes of satisfying the requirements of this Award.  The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of common stock of the Corporation purchased for satisfying the requirements of this Award.

10.
Notices.  Any notice to be given to the Corporation under this Award shall be addressed to the Corporation in care of its Director of Compensation located at the World Headquarters, and any notice to be given to the Employee under the terms of this Award may be addressed to him at his address as it appears on the Corporation's records, or at such other address as either party may hereafter designate in writing to the other.  Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

11.
Changes in Capitalization.  In the event there are any changes in the common stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate

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adjustments and changes shall be made by the Committee in (a) the number of shares subject to this Award, and (b) such other provisions of this Award as may be necessary and equitable to carry out the foregoing purposes.

12.
Effect on Other Plans.  All benefits under this Award shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee's estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliates.  This Award shall not be construed to affect in any way the Employee's rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

13.
Discretionary Nature of Award.  The grant of an Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future.  Future grants, if any, will be at the sole discretion of Kimberly Clark, including, but not limited to, the timing of any grant, the number of PRSUs and vesting provisions.  The value of the Award is an extraordinary item of compensation outside the scope of the Employee’s employment contract, if any.  As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.
Data Privacy.  The Employee hereby authorizes their employer to furnish Kimberly-Clark (and any agent of Kimberly-Clark administering the Plan or providing Plan recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and administration of the Plan and the Employee waives any data privacy rights such Employee might otherwise have with respect to such information.

15.
Conflict with Plan.  This Award is awarded pursuant to and subject to the Plan.  This Agreement is intended to supplement and carry out the terms of the Plan.  It is subject to all terms and provisions of the Plan and, in the event of a conflict, the Plan shall prevail.

16.	Successors. This Award shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

17.
Amendments.  The Committee may at any time alter or amend this Award to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the common stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof).

18.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

19.
For U.S. Employee’s Only.  A U.S. Employee who has not previously signed a noncompete agreement has until the end of the one hundred twenty (120) day period beginning from the date of grant of this Award to sign and return the Noncompete Agreement provided to such Employee.  If the U.S. Employee does not sign and return

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the provided Noncompete Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

20.
Acceptance of Award terms and conditions.  An Employee has until the end of the one hundred twenty (120) day period beginning from the date of grant of this Award to accept this Award Agreement.  If the Employee does not accept this Award Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

Acknowledgment of Conditions

I understand and acknowledge the following conditions with respect to the Award granted to me under Kimberly-Clark Corporation’s 2001 Equity Participation Plan:

•
The 2001 Equity Participation Plan (the “Plan”) is discretionary in nature and Kimberly-Clark may cancel or terminate it at any time.  The grant of an Award is a one-time benefit and does not create any contractual or other right to receive an Award or benefits in lieu of an Award in the future.  Future grants, if any, will be at the sole discretion of Kimberly-Clark, including, but not limited to, the timing of any grant, the number of Awards, vesting provisions and the exercise price.

•
My participation in the Plan is voluntary. The value of the Award is an extraordinary item of compensation outside the scope of my employment contract, if any.  As such, the restricted share unit award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event shall be considered as compensation for, or relating in any way to, past services for Kimberly-Clark as my actual employer (the “Employer”).

•	The future value of the underlying shares is unknown and cannot be predicted with certainty. If the underlying shares do not increase in value, the Award will have no value.

•
In consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award, and no claim or entitlement to compensation or damages shall arise from any diminution in value of the PRSUs or shares received upon vesting of PRSUs resulting from termination of my employment by the Corporation or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and I irrevocably release the Corporation and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting this Award Agreement, I shall be deemed irrevocably to have waived any entitlement to pursue such claim.

•
In the event of termination of my employment (whether or not in breach of local labor laws and except as otherwise explicitly provided in the Award Agreement of the Plan), my right to receive PRSUs and vest under the Plan, if any, will terminate effective as of the date that I am no longer actively employed and will not be extended by any notice period

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mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when I am no longer actively employed for purposes of the Award.

•
The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan.  Further, I have been advised to consult with my own advisors regarding participation in the Plan before taking any action related to the Plan.

•
Regardless of any action the Corporation or the Employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items legally due by me and remains my responsibility and that the Corporation and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant of the PRSUs, the vesting of PRSUs, the conversion of the PRSUs into shares or the receipt of an equivalent cash payment, the subsequent sale of any shares acquired at vesting and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Award to reduce or eliminate the my liability for Tax-Related Items.

•
Prior to the relevant taxable event, I shall pay, or make adequate arrangements satisfactory to the Corporation or to the Employer (in their sole discretion) to satisfy all Tax-Related Items.  In this regard, I authorize the Corporation or the Employer to withhold all applicable Tax-Related Items legally payable by me from my wages or other cash compensation payable to me by the Corporation or the Employer or from any equivalent cash payment received pursuant to the PRSUs.  Alternatively, or in addition, if permissible under local law, the Corporation or the Employer may, in their sole discretion, (i) sell or arrange for the sale of shares to be issued pursuant to the PRSUs to satisfy Tax-Related Items, and/or (ii) withhold in shares, provided that the Corporation and the Employer shall withhold only the amount of shares necessary to satisfy the minimum withholding amount or any such amount as described by the Corporation not to result in adverse accounting consequences.  If the obligation for Tax-Related Items is satisfied by withholding in shares, I am deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of shares is held back solely for the purpose of paying Tax-Related Items.  I shall pay to the Corporation or to the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold as a result of my receipt of PRSUs, the vesting of PRSUs, the receipt of an equivalent cash payment, or the conversion of vested PRSUs to shares that cannot be satisfied by the means previously described.  The Corporation may refuse to deliver shares to me if I fail to comply with my obligation in connection with the Tax-Related Items as described herein.

•
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Award Agreement by and among, as applicable, my Employer, the Corporation, and its Affiliates for the exclusive purpose of implementing, administering and managing my participation in the Plan.

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•
I understand that the Corporation and my Employer may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of common stock or directorships held in the Corporation, details of all Awards or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”).  I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country, or elsewhere, and that my country may have different data privacy laws and protections than my country.  I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative.  I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares received upon vesting of the PRSUs may be deposited.  I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan.  I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative.  I understand that refusal or withdrawal of consent may affect my ability to participate in the Plan.  For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

•	My Award may not be assigned, sold, encumbered, or in any way transferred or alienated.

•
The Plan is governed by and subject to U.S. law.  Interpretation of the Plan and my rights under the Plan will be governed by provisions of U.S. law.  For purposes of litigating any dispute that arises under this Award or Award Agreement, the parties submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the federal courts for the United States for the Northern District of Texas and no other courts.

•
I understand that I am solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses or notices, which may be necessary for my Award, to acquire the shares or to hold or sell the shares subject to the PRSU award. Neither Kimberly-Clark nor its Affiliates will be responsible for obtaining such approvals, licenses or permits, or for making any such notices, nor will Kimberly-Clark or its Affiliates be liable for any fines or penalties I may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

•
If one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be

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construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan.

•
If I have received this Award Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

•
I recognize that the grant of this restricted share unit award is not an element of my normal or expected compensation and I acknowledge that I have no future rights to Awards under this or any other plans offered by Kimberly-Clark, including but not limited to, upon termination of the Plan or upon severance of my employment.

Conclusion and Acceptance

I accept this grant via electronic signature  by clicking  the "Accept" icon and certify that I have read, understand and agree to the terms and conditions of the 2001 Equity Participation Plan (the "Plan"), the provisions of the applicable agreements and all other applicable documents (including any country-specific terms applicable to my grant).  I hereby authorize my employer to furnish Kimberly-Clark (and any agent administering the Plan or providing recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and enable administration of the Plan and I understand that such information shall be used only as long and to the extent necessary to administer my participation in the Plan. I agree that my participation in the Plan and the Awards granted to me under the Plan will be governed solely by provisions of U.S. law.

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KIMBERLY-CLARK CORPORATION
PERFORMANCE RESTRICTED STOCK UNIT
AWARD AGREEMENT

APPENDIX A

This Appendix A includes additional terms and conditions that govern the Award granted to the Employee under the Plan if the Employee resides in one of the countries listed below.  Certain capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or the Award Agreement.

AUSTRALIA

Securities Law Notice

If the Employee acquires shares of the Corporation’s common stock pursuant to this Award and the Employee offers his or her shares of the Corporation’s common stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law.  The Employee should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Award Payable Only in Shares

Notwithstanding any discretion contained in the Plan, or any provision in the Award Agreement to the contrary, Awards granted to Employees in Australia shall be paid in shares of the Corporation’s common stock only and do not provide any right for Employee to receive a cash payment.

CANADA

Award Payable Only in Shares

Notwithstanding any discretion contained in the Plan, or any provision in the Award Agreement to the contrary, Awards granted to Employees in Canada shall be paid in shares of the Corporation common stock only and do not provide any right for Employee to receive a cash payment.

Language Consent

The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Securities Law Notice

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The Employee is permitted to sell shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed.  The Corporation’s shares are currently listed on New York Stock Exchange.

CHINA

Exchange Control Notice

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in China, the Corporation reserves the right to force the Employee to immediately sell all of the shares upon vesting of the Award, upon notice to the Employee.

The Employee understands and agrees that due to exchange control laws in China, the Employee will be required to immediately repatriate the cash proceeds from the sale of shares to China.   The Employee further understand that such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Corporation or a parent, subsidiary or Affiliate, and the Employee hereby consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.

INDIA

Fringe Benefit Tax

By accepting this option and participating in the Plan, the Employee consents and agrees to assume any and all liability for fringe benefit tax that may be payable by the Employee or the Employer in connection with the Plan upon request of the Corporation and at the Corporation’s sole discretion.  The Employee understands that the grant of the Award and participation in the Plan is contingent upon his or her agreement to assume liability for fringe benefit tax payable on the shares of common stock acquired under the Plan if the Corporation so requests.

Further, by accepting this Award and participating in the Plan, the Employee agrees that the Corporation and/or the Employer may collect fringe benefit tax from the Employee by any of the means set forth in the Acknowledgment of Conditions section of the Award Agreement or any other reasonable method established by the Corporation.  The Employee also agrees to execute any other consents or elections required to accomplish the foregoing, promptly upon request of the Corporation.

ITALY

Data Privacy Notice and Consent.

This provision replaces in its entirety the data privacy in the Award Agreement:

The Employee hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in this section of this Appendix A by and among, as applicable, the

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Employer, the Corporation and any Affiliate for the exclusive purpose of implementing, administering, and managing the Employee’s participation in the Plan.

The Employee understands that the Employer, the Corporation and any Affiliate hold certain personal information about him or her, including, but not limited to, the Employee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of common stock or directorships held in the Corporation or any Affiliate, details of all Awards, or any other entitlement to shares of common stock awarded, canceled, exercised, vested, unvested or outstanding in the Employee’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”).

The Employee also understands that providing the Corporation with Data is necessary for the performance of the Plan and that his or her refusal to provide such Data would make it impossible for the Corporation to perform its contractual obligations and may affect the Employee’s ability to participate in the Plan.  The Controller of personal data processing is Kimberly-Clark Corporation  with registered offices at 351 Phelps Drive, Irving, Texas  75038, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Kimberly-Clark s.r.l. at Via Della Rocca, 49, Torino, Italy.

The Employee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  The Employee understands that Data may also be transferred to the Corporation’s independent registered public accounting firm.  The Employee further understand that the Corporation and/or any Affiliate will transfer Data among themselves as necessary for the purpose of implementing, administering and managing the Employee’s participation in the Plan, and that the Corporation and/or any Affiliate may each further transfer Data to third parties assisting the Corporation in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Employee may elect to deposit any shares of common stock acquired under the Plan.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Employee’s participation in the Plan.  The Employee understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Corporation exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

The Employee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to

13

applicable laws and regulations, does not require the Employee’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  The Employee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.  Furthermore, the Employee is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Employee’s local human resources representative.

Plan Document Acknowledgment

In accepting the grant of this option, the Employee acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A.

The Employee acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 2(6) on Payment of Withholding Taxes; Section 5 on No Right of Continued Employment; Section 8 on Delaware Law to Govern; the section on Acknowledgment of Conditions; and the Data Privacy Notice and Consent section included in this Appendix A.

MEXICO

Labor Law Policy and Acknowledgment

In accepting the grant of this Award, the Employee expressly recognizes that Kimberly-Clark Corporation, with registered offices at 351 Phelps Drive, Irving, Texas  75038, United States of America, is solely responsible for the administration of the Plan and that the Employee’s participation in the Plan and acquisition of shares of common stock do not constitute an employment relationship between the Employee and the Corporation since the Employee is participating in the Plan on a wholly commercial basis and his or her sole Employer is Kimberly-Clark de Mexico, S.A. de C.V.  Based on the foregoing, the Employee expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between the Employee and the Employer, Kimberly-Clark de Mexico, S.A. de C.V. and do not form part of the employment conditions and/or benefits provided by Kimberly-Clark de Mexico, S.A. de C.V., and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Employee’s employment.

The Employee further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Corporation; therefore, Kimberly-Clark Corporation reserves the absolute right to amend and/or discontinue the Employee’s participation at any time without any liability to the Employee.

Finally, the Employee hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against Kimberly-Clark Corporation for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the

14

Employee therefore grants a full and broad release to the Corporation, its Affiliates, branches, representation offices, its shareholders, officers, agents, or legal representatives with respect to any claim that may arise.

Política Laboral y Reconocimiento/Aceptación

Al aceptar el otorgamiento de este Premio, el Empleado expresamente reconoce que Kimberly-Clark Corporation con oficinas registradas en 351 Phelps Drive, Irving, Texas  75038, U.S.A., es la única responsable por la administración del Plan y que la participación del Empleado en el Plan y en su caso la adquisición de las Opciones de Compra de Acciones o Acciones no constituyen ni podrán interpretarse como una relación de trabajo entre el Empleado y Kimberly-Clark Corporation, ya que el Empleado participa en el Plan en un marco totalmente comercial y su único Patrón lo es Kimberly-Clark de Mexico, S.A. de C.V., con domicilio en Kimberly-Clark de Mexico, S.A. de C.V. Mexico.  Derivado de lo anterior, el Empleado expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Empleado y el Patrón, Kimberly-Clark de Mexico, S.A. de C.V. y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Kimberly-Clark de Mexico, S.A. de C.V. y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Empleado.

Asimismo, el Empleado reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Kimberly-Clark Corporation por lo tanto, Kimberly-Clark Corporation se reserva el absoluto derecho de modificar y/o terminar la participación del Empleado en cualquier momento y sin responsabilidad alguna frente el Empleado.

Finalmente, el Empleado por este medio declara que no se reserva derecho o acción alguna que ejercitar en contra de Kimberly-Clark Corporation por cualquier compensación o daño en relación con las disposiciones del Plan o de los beneficios derivados del Plan y por lo tanto, el Empleado otorga el más amplio finiquito que en derecho proceda a Kimberly-Clark Corporation , sus afiliadas, subsidiarias, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales en relación con cualquier demanda que pudiera surgir.

NEW ZEALAND

Securities Law Notice

The Employee will receive the following documents (in addition to this Appendix A) in connection with the Award from the Corporation:

1.	an Award Agreement which sets forth the terms and conditions of the Award grant;

2.	a copy of the Corporation’s most recent annual report and most recent financial reports have been made available to enable the Employee to make informed decisions concerning the Award; and

3.	a copy of the description of the Kimberly-Clark Corporation 2001 Equity Participation Plan (“Description”) (i.e., the Corporation’s Form S-8 Plan Prospectus under the U.S. Securities

15

Act of 1933, as amended), and the Corporation will provide any attachments or documents incorporated by reference into the Description upon written request.  The documents incorporated by reference into the Description are updated periodically.  Should the Employee request copies of the documents incorporated by reference into the Description, the Corporation will provide the Employee with the most recent documents incorporated by reference.

RUSSIA

Securities Law Notice

This Award Agreement, the Plan and all other materials the Employee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia.  The issuance of shares of common stock under the Plan has not and will not be registered in Russia and hence the shares described in any Plan-related documents may not be offered or placed in public circulation in Russia.

Please note that, under the Russian law, the Employee is not permitted to sell the Corporation’s shares directly to other Russian individuals and the Employee is not permitted to bring share certificates into Russia.

SOUTH AFRICA

Tax Acknowledgment

By accepting the Award, the Employee agrees to notify the Employer of the amount of any gain realized upon vesting of the Award.  If the Employee fails to advise the Employer of the gain realized upon vesting, the Employee may be liable for a fine.  The Employee will be responsible for paying any difference between the actual tax liability and the amount withheld.

SPAIN

Labor Law Acknowledgment

By accepting the Award, the Employee acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

The Employee understands that the Corporation has unilaterally, gratuitously and discretionally decided to grant Awards under the Plan to individuals who may be employees of the Corporation or its Affiliates throughout the world.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Corporation or any of its Affiliates on an ongoing basis.  Consequently, the Employee understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Corporation or any of its Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  Further, the Employee understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of the Award and the underlying shares is unknown and unpredictable.  In addition, the Employee understands that this grant would not

16

be made but for the assumptions and conditions referred to above; thus,  the Employee understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the Award shall be null and void.

UNITED KINGDOM

Tax Acknowledgment

The following information supplements the information regarding Tax-Related Items in the Acknowledgment of Conditions section of the Award Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items or such other period specified in section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Employee to the Employer, effective on the Due Date.  The Employee agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs (“HMRC”) official rate; it will be immediately due and repayable.  Notwithstanding the foregoing, if the Employee is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of this provision will not apply to the Employee.  In the event that the Employee is an officer or director, as defined above, and Tax-Related Items are not collected from or paid by the Employee by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Employee on which additional income tax and National Insurance Contributions may be payable.  The Employee acknowledges the Corporation or the Employer may recover it at any time thereafter by any of the means referred to in the Award Agreement.  The Employee authorizes the Corporation to withhold the transfer of any shares unless and until the loan is repaid in full.

VIETNAM

Exchange Control Notice

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in Vietnam, the Corporation reserves the right to force the Employee to immediately sell all of the shares upon vesting of the Award, upon notice to the Employee.

The Employee understands and agrees that due to exchange control laws in Vietnam, the Employee will be required to immediately repatriate the cash proceeds from the sale of shares to Vietnam.   The Employee further understand that such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Corporation or a parent, subsidiary or Affiliate, and the Employee hereby consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.

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KIMBERLY-CLARK CORPORATION
NONQUALIFIED STOCK OPTION
AWARD AGREEMENT

This Award, granted this _____ day of _________, _____, by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the "Corporation"), is subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and this Award Agreement, including any country-specific terms and conditions contained in Appendix A to this Award Agreement.
W I T N E S S E T H:

WHEREAS, the Corporation has adopted the 2001 Equity Participation Plan (the "Plan") to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation's or the Affiliate's long-term success;

NOW, THEREFORE, it is agreed as follows:

1.
Number of Shares Optioned; Option Price.  The Corporation grants to the Employee the right and option to purchase in his own name, on the terms and conditions hereinafter set forth, all or any part of an aggregate of the number of shares of the $1.25 par value common stock of the Corporation, and at the purchase price per share, as granted by the Committee on the date set forth above and as reflected on the Merrill Lynch online site, or any successor system, via the Grant Summary screen as the Options Granted and the Grant Price.  This option shall not be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

 2.           Exercise of Option.

(a)
Limitations on Exercise.  This option shall be subject to forfeiture until the Employee becomes vested in such Awards according to the schedule set forth in the Award Agreement.  This option shall not be exercisable until at least one year has expired after the granting of this option, during which time the Employee shall have been in the continuous employ of the Corporation or an Affiliate; provided, however, that the option shall become exercisable immediately in the event of a Qualified Termination of Employment of a Participant, without regard to the limitations set forth below in this subsection.  At any time during the period of this option after the end of the first year, the Employee may purchase up to 30 percent of the shares covered by this option; after the end of the second year, an additional 30 percent; and after the end of the third year, the remaining 40 percent of the total number of shares covered

1

by the option, so that, upon the expiration of the third year, the Employee will have become entitled to purchase all shares subject to this option; provided,, however, that if the Employee's employment is terminated for any reason other than death, Retirement, or Total and Permanent Disability, this option shall only be exercisable for three months following such termination and only for the number of shares which were exercisable on the date of such termination.  In no event, however, may this option be exercised more than ten (10) years after the date of its grant.

The above provisions of Section 2(a) notwithstanding, to the extent provided by rules of the Committee referred to in the Plan (hereinafter referred to as the "Committee"), this option is not exercisable during any period during which the Employee's right to make deposits to the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan is suspended pursuant to a provision of such plan or rules adopted thereunder to comply with regulations regarding hardship withdrawals promulgated by the Internal Revenue Service.

A termination of employment shall not be deemed to have occurred while an Employee is on military leave or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Corporation or an Affiliate under an applicable statute or by contract.  For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Corporation or an Affiliate.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period.  Notwithstanding the foregoing sentence, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Employee to be unable to perform the duties of his or her position of employment or any substantially similar position of employment, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment shall be deemed to have occurred.  A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment for purposes of the Plan.  An Employee who is classified as an intermittent employee shall be deemed to have a termination of employment for purposes of the Plan.

(b)
Exercise after Death, Retirement, or Disability.  If the Employee dies, Retires or becomes Totally and Permanently Disabled without having exercised this option in full, the remaining portion of this option, determined without regard to the limitations in subsection 2(a), may be exercised within the earlier of (i) three years from the date of death or Total and Permanent Disability or five years from the date of Retirement, as the case may be, or (ii) the remaining period of this option.  In the case of an Employee who dies, this option may be exercised by the person or persons to whom the Employee's rights under this option shall pass by will or by applicable law or, if no such person has such rights, by his

2

executor or administrator.

(c)
Method of Exercise.  This option shall be exercised by delivering to Merrill Lynch, or other authorized agent of the Corporation, as set forth in their terms and conditions of exercise, written notice of the number of shares with respect to which option rights are being exercised and by paying in full the option price of the shares at the time being acquired.  Payment may be made in cash or in shares of the Corporation's common stock as set forth in the terms and conditions of exercise.  The date of exercise shall be deemed to be the date of receipt of the written notice and payment for the shares being purchased.  The Employee shall have none of the rights of a stockholder with respect to shares covered by such options until the Employee becomes record holder of such shares.

(d)
Payment of Withholding Taxes.  No shares of common stock may be purchased under this option, unless prior to or simultaneously with such purchase, (i) the Participant, (ii) in the event of his death, the person succeeding to his rights hereunder or, (iii) in the event of a transfer of an option under Section 8 hereof, either the Participant, the Immediate Family Members or the entity succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the purchase of such shares of common stock pursuant to this option.  Other than a purchase of shares pursuant to an option which had previously been transferred under Section 8 hereof, payment of required withholding taxes may be made with shares of the Corporation's common stock which otherwise would be distributable upon exercise of the option, pursuant to the rules of the Committee.

3.
Nontransferability.  Except as may otherwise be provided by the Committee, this option shall be transferable only by will or by the laws of descent and distribution, and during the Employee's lifetime shall be exercisable only by him.

4.
Compliance with Law.  No shares of common stock may be purchased under this option, unless prior to the purchase thereof, the Corporation shall have received an opinion of counsel to the effect that the issuance and sale of such shares by the Corporation to the Employee will not constitute a violation of the Securities Act of 1933, as amended.  As a condition of exercise, the Employee shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares of common stock purchased upon exercise of this option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares of common stock purchased hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The option granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the

3

delivery or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.  The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

5.
No Right of Continued Employment.  The granting of this option does not confer upon the Employee any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Employee whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Employee under this option.

6.
Discretion of the Corporation, Board of Directors and the Committee.  Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this option shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

7.
Amendments.  The Committee may at any time alter or amend this option to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the common stock or any other security of the Corporation is listed, (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof), and (4) that such action would not result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section (including the rules and regulations promulgated thereunder).  Notwithstanding anything to the contrary contained herein, the Committee may not take any action that would result in any amount payable under this option qualifying as "applicable employee remuneration" as so defined for purposes of section 162(m) of the Code.

8.
Inalienability of Benefits and Interest.  This option and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee.

9.
Delaware Law to Govern.  All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this option shall be determined in accordance with the laws of the State of Delaware.

10.
Purchase of Common Stock.  The Corporation and its Affiliates may, but shall not be required to, purchase shares of common stock of the Corporation for purposes of satisfying the requirements of this option.  The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of common stock of the Corporation purchased for satisfying the requirements of this option.

11.	Notices. Any notice to be given to the Corporation under this option shall be addressed to the Corporation in care of its Treasurer located at the World

4

Headquarters, and any notice to be given to the Employee under the terms of this option may be addressed to him at his address as it appears on the Corporation's records, or at such other address as either party may hereafter designate in writing to the other.  Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

12.
Changes in Capitalization.  In the event there are any changes in the common stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares and the option price per share of stock subject to this option, and (b) such other provisions of this option as may be necessary and equitable to carry out the foregoing purposes, provided, however that no such adjustment or change may be made to the extent that such adjustment or change will result in the disallowance of a deduction to the Corporation under section 162(m) of the Code or any successor section.

13.
Effect on Other Plans.  All benefits under this option shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee's estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate.  This option shall not be construed to affect in any way the Employee's rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

14.	Successors. This option shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

15.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

16.
For U.S. Employee’s Only.  A U.S. Employee who has not previously signed a noncompete agreement has until the end of the one hundred twenty (120) day period beginning from the date of grant of this option to sign and return the Noncompete Agreement provided to such Employee.  If the U.S. Employee does not sign and return the provided Noncompete Agreement on or before the end of such one hundred twenty (120) day period then the grant of the right and option to purchase the shares of common stock of the Corporation, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

17.
Acceptance of Option terms and conditions.  An Employee has until the end of the one hundred twenty (120) day period beginning from the date of grant of this option to accept this Option Agreement.  If the Employee does not accept this Option Agreement on or before the end of such one hundred twenty (120) day period then the grant of the right and option to purchase the shares of common stock of the Corporation, as set

5

forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

Acknowledgment of Conditions

I understand and acknowledge the following conditions with respect to the award granted to me under Kimberly-Clark Corporation’s 2001 Equity Participation Plan:

•
The 2001 Equity Participation Plan (the “Plan”) is discretionary in nature and Kimberly-Clark may cancel or terminate it at any time.  The grant of an option is a one-time benefit and does not create any contractual or other right to receive a grant of options or benefits in lieu of options in the future.  Future grants, if any, will be at the sole discretion of Kimberly-Clark, including, but not limited to, the timing of any grant, the number of option shares, vesting provisions and the exercise price.

•
My participation in the Plan is voluntary. The value of the option is an extraordinary item of compensation outside the scope of my employment contract, if any.  As such, the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event shall be considered as compensation for, or relating in any way to, past services for the Corporation or my actual employer (the “Employer”).

•
Vesting of any option shares ceases upon termination of active employment for any reason except as may otherwise be explicitly provided in the Plan document and this Award Agreement, and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when I am no longer actively employed for purposes of my this option.

•
In consideration of the grant of this option, no claim or entitlement to compensation or damages shall arise from termination of this option or diminution in value of this option resulting from termination of my employment by the Corporation or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and I irrevocably release the Corporation and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Award Agreement, I shall be deemed irrevocably to have waived my entitlement to pursue such claim.

•
The future value of the underlying shares is unknown and cannot be predicted with certainty.  If the underlying shares do not increase in value, the option will have no value. If I exercise this option and obtain shares, the value of those shares acquired upon exercise may increase or decrease in value, even below the option price.

•
Regardless of any action the Corporation or the Employer take with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items legally due by me is and remains my responsibility and that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this option, including, but not limited to, the grant, vesting or exercise of this option, the subsequent

6

sale of shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of this option to reduce or eliminate my liability for Tax-Related Items.

•
Prior to the relevant taxable event, I shall pay or make adequate arrangements satisfactory to the Corporation and/or the Employer to satisfy or account for all Tax-Related Items. In this regard, I authorize the Corporation or the Employer to withhold all applicable Tax-Related Items legally payable by me from my wages or other cash compensation payable to me by the Corporation or the Employer or from any equivalent cash payment received pursuant to the option.  Alternatively, or in addition, if permissible under local law, the Corporation or the Employer may, in their sole discretion, (i) sell or arrange for the sale of shares to be issued upon exercise to satisfy Tax-Related Items, and/or (ii) withhold in shares, provided that the Corporation and the Employer shall withhold only the amount of shares necessary to satisfy the minimum withholding amount or any such amount as described by the Corporation not to result in adverse accounting consequences.  If the obligation for Tax-Related Items is satisfied by withholding in shares, I am deemed to have been issued the full number of shares subject to the option, notwithstanding that a number of shares is held back solely for the purpose of paying Tax-Related Items.  I shall pay to the Corporation or to the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold as a result of my exercise of the option, the vesting of the option, the receipt of an equivalent cash payment, or the sale of shares that cannot be satisfied by the means previously described. The Corporation may refuse to honor the exercise or deliver shares to me if I fail to comply with my obligation in connection with the Tax-Related Items as described herein.

•
The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding my participation in the Plan, or my acquisition or sale of the underlying shares.  I am hereby advised to consult with my own personal tax, legal and financial advisors regarding my participation in the Plan before taking any action related to the Plan.

•
Data Privacy.  I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Agreement and any other this option grant materials by and among, as applicable, the Employer, the Corporation and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that the Corporation and the Employer may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Corporation, details of all options or any other entitlement to shares of common stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

I understand that Data will be transferred to a broker, or such other stock plan service provider as may be selected by the Corporation in the future, which is assisting the Corporation with the implementation, administration and management of the Plan.  I understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may

7

have different data privacy laws and protections than my country.  I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative.  I authorize the Company, the broker and any other possible recipients which may assist the Corporation (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the Plan.  I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan.  I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative.  I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan.  For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

•	My option may not be assigned, sold, encumbered, or in any way transferred or alienated.

•
The Plan is governed by and subject to U.S. law.  Interpretation of the Plan and my rights under the Plan will be governed by provisions of U.S. law.  For purposes of litigating any dispute that arises under this grant or the Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, U.S.A. and agree that such litigation shall be conducted in the federal courts for the United States for the Northern District of Texas, where this grant is made and/or to be performed.

•
I understand that I am solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses or notices, which may be necessary for me to exercise my option, acquire the shares or to hold or sell the shares subject to the option or restricted share unit award. Neither Kimberly-Clark nor its Affiliates will be responsible for obtaining such approvals, licenses or permits, or for making any such notices, nor will Kimberly-Clark or its Affiliates be liable for any fines or penalties I may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

•
If I have received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.

•
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

•
I recognize that the grant of this option is not an element of my normal or expected compensation and I acknowledge that I have no future rights to option grants under this or any other plans offered by Kimberly-Clark, including but not limited to, upon termination of the Plan or upon severance of my employment.

Conclusion and Acceptance

I accept this grant via electronic signature by clicking  the "Accept" icon and certify that I have

8

read, understand and agree to the terms and conditions of the 2001 Equity Participation Plan (the "Plan"), the provisions of the applicable agreements and all other applicable documents (including any country-specific terms applicable to my grant).  I hereby authorize my employer to furnish Kimberly-Clark (and any agent administering the Plan or providing recordkeeping services) with such information and data as it shall request in order to facilitate the grant of options and enable administration of the Plan and I understand that such information shall be used only as long and to the extent necessary to administer my participation in the Plan. I agree that my participation in the Plan and the awards granted to me under the Plan will be governed solely by provisions of U.S. law.

9

KIMBERLY-CLARK CORPORATION
NONQUALIFIED STOCK OPTION
AWARD AGREEMENT

APPENDIX A

This Appendix A includes additional terms and conditions that govern this option granted to the Employee under the Plan if the Employee resides in one of the countries listed below.  Certain capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or the Award Agreement.

AUSTRALIA

Securities Law Notice

If the Employee acquires shares of the Corporation’s common stock pursuant to this option and the Employee offers his or her shares of the Corporation’s common stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law.  The Employee should obtain legal advice on his or her disclosure obligations prior to making any such offer.

CANADA

Form of Payment

Notwithstanding anything in the Plan or the Award Agreement to the contrary, the Employee is prohibited from surrendering shares of common stock that he or she already owns or attesting to the ownership of shares to pay the option price or any Tax-Related Items in connection with this option.

Language Consent

The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Securities Law Notice

The Employee is permitted to sell shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed.  The Corporation’s shares are currently listed on New York Stock Exchange.

CHINA

Method of Exercise

10

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in China, the Employee must exercise this option using the cashless exercise method.  To complete a full cashless exercise, the Employee should notify a licensed securities broker acceptable to the Corporation to: (i) sell all of the shares upon exercise; (ii) use the proceeds to pay the option price,  brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Employee.  If the Employee does not complete this procedure, the Corporation may refuse to allow the Employee to exercise this option. The Corporation reserves the right to provide the Employee with additional methods of exercise depending on local developments.

Repatriation Acknowledgment and Consent

The Employee understands and agrees that due to exchange control laws in China, the Employee will be required to immediately repatriate the cash proceeds from the sale of shares to China.  The Employee further understand that such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Corporation or a parent, subsidiary or Affiliate, and the Employee hereby consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.

INDIA

Fringe Benefit Tax

By accepting this option and participating in the Plan, the Employee consents and agrees to assume any and all liability for fringe benefit tax that may be payable by the Employee or the Employer in connection with the Plan upon request of the Corporation and at the Corporation’s sole discretion.  The Employee understands that the grant of this option and participation in the Plan is contingent upon his or her agreement to assume liability for fringe benefit tax payable on the shares of common stock acquired under the Plan if the Corporation so requests.

Further, by accepting this option and participating in the Plan, the Employee agrees that the Corporation and/or the Employer may collect fringe benefit tax from the Employee by any of the means set forth in the Acknowledgment of Conditions section of the Award Agreement or any other reasonable method established by the Corporation.  The Employee also agrees to execute any other consents or elections required to accomplish the foregoing, promptly upon request of the Corporation.

ITALY

Method of Exercise

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in Italy, the Employee must exercise this option using the cashless exercise method.  To complete a full cashless exercise, the Employee should notify a licensed securities broker acceptable to the Corporation to: (i) sell all of the shares upon exercise; (ii) use the proceeds to pay the option price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Employee.  If the Employee does not complete this procedure, the Corporation may refuse to allow the Employee to exercise this option. The Corporation reserves the right to provide the Employee with additional methods of exercise

11

depending on local developments.

Data Privacy Notice and Consent.

This provision replaces in its entirety the data privacy in the Award Agreement:

The Employee hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in this section of this Appendix A by and among, as applicable, the Employer, the Corporation and any Affiliate for the exclusive purpose of implementing, administering, and managing the Employee’s participation in the Plan.

The Employee understands that the Employer, the Corporation and any Affiliate hold certain personal information about him or her, including, but not limited to, the Employee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of common stock or directorships held in the Corporation or any Affiliate, details of all options, or any other entitlement to shares of common stock awarded, canceled, exercised, vested, unvested or outstanding in the Employee’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”).

The Employee also understands that providing the Corporation with Data is necessary for the performance of the Plan and that his or her refusal to provide such Data would make it impossible for the Corporation to perform its contractual obligations and may affect the Employee’s ability to participate in the Plan.  The Controller of personal data processing is Kimberly-Clark Corporation  with registered offices at 351 Phelps Drive, Irving, Texas  75038, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Kimberly-Clark s.r.l. at Via Della Rocca, 49, Torino, Italy.

The Employee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  The Employee understands that Data may also be transferred to the Corporation’s independent registered public accounting firm.  The Employee further understand that the Corporation and/or any Affiliate  will transfer Data among themselves as necessary for the purpose of implementing, administering and managing the Employee’s participation in the Plan, and that the Corporation and/or any Affiliate may each further transfer Data to third parties assisting the Corporation in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Employee may elect to deposit any shares of common stock acquired under the Plan.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Employee’s participation in the Plan.  The Employee understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Corporation exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

The Employee understands that Data processing related to the purposes specified

12

above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Employee’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  The Employee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.  Furthermore, the Employee is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Employee’s local human resources representative.

Plan Document Acknowledgment

In accepting the grant of this option, the Employee acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A.

The Employee acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 2(d) on Payment of Withholding Taxes; Section 5 on No Right of Continued Employment; Section 9 on Delaware Law to Govern; the section on Acknowledgment of Conditions; and the Data Privacy Notice and Consent section included in this Appendix A.

MEXICO

Labor Law Policy and Acknowledgment

In accepting the grant of this option, the Employee expressly recognizes that Kimberly-Clark Corporation, with registered offices at 351 Phelps Drive, Irving, Texas  75038, United States of America, is solely responsible for the administration of the Plan and that the Employee’s participation in the Plan and acquisition of shares of common stock do not constitute an employment relationship between the Employee and the Corporation since the Employee is participating in the Plan on a wholly commercial basis and his or her sole Employer is Kimberly-Clark de Mexico, S.A. de C.V.  Based on the foregoing, the Employee expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between the Employee and the Employer, Kimberly-Clark de Mexico, S.A. de C.V. and do not form part of the employment conditions and/or benefits provided by Kimberly-Clark de Mexico, S.A. de C.V., and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Employee’s employment.

The Employee further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Corporation; therefore, Kimberly-Clark Corporation reserves the absolute right to amend and/or discontinue the Employee’s participation at any

13

time without any liability to the Employee.

Finally, the Employee hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against Kimberly-Clark Corporation for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Employee therefore grants a full and broad release to the Corporation,  its Affiliates, branches, representation offices, its shareholders, officers, agents, or legal representatives with respect to any claim that may arise.

Política Laboral y Reconocimiento/Aceptación

Al aceptar el otorgamiento de la Opción de Compra de Acciones y/o Acciones Diferidas, el Empleado expresamente reconoce que Kimberly-Clark Corporation con oficinas registradas en 351 Phelps Drive, Irving, Texas  75038, U.S.A., es la única responsable por la administración del Plan y que la participación del Empleado en el Plan y en su caso la adquisición de las Opciones de Compra de Acciones o Acciones no constituyen ni podrán interpretarse como una relación de trabajo entre el Empleado y Kimberly-Clark Corporation, ya que el Empleado participa en el Plan en un marco totalmente comercial y su único Patrón lo es Kimberly-Clark de Mexico, S.A. de C.V. con domicilio en Kimberly-Clark de Mexico, S.A. de C.V. Mexico.  Derivado de lo anterior, el Empleado expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Empleado y el Patrón, Kimberly-Clark de Mexico, S.A. de C.V. y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Kimberly-Clark de Mexico, S.A. de C.V. y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Empleado.

Asimismo, el Empleado reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Kimberly-Clark Corporation por lo tanto, Kimberly-Clark Corporation se reserva el absoluto derecho de modificar y/o terminar la participación del Empleado en cualquier momento y sin responsabilidad alguna frente el Empleado.

Finalmente, el Empleado por este medio declara que no se reserva derecho o acción alguna que ejercitar en contra de Kimberly-Clark Corporation por cualquier compensación o daño en relación con las disposiciones del Plan o de los beneficios derivados del Plan y por lo tanto, el Empleado otorga el más amplio finiquito que en derecho proceda a Kimberly-Clark Corporation , sus afiliadas, subsidiarias, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales en relación con cualquier demanda que pudiera surgir.

NEW ZEALAND

Securities Law Notice

The Employee will receive the following documents (in addition to this Appendix A) in connection with this option from the Corporation:

1.	an Award Agreement which sets forth the terms and conditions of the option grant;

2.	a copy of the Corporation’s most recent annual report and most recent financial reports have been made available to enable the Employee to make informed decisions concerning this option; and

14

3.
a copy of the description of the Kimberly-Clark Corporation 2001 Equity Participation Plan (“Description”) (i.e., the Corporation’s Form S-8 Plan Prospectus under the U.S. Securities Act of 1933, as amended), and the Corporation will provide any attachments or documents incorporated by reference into the Description upon written request.  The documents incorporated by reference into the Description are updated periodically.  Should the Employee request copies of the documents incorporated by reference into the Description, the Corporation will provide the Employee with the most recent documents incorporated by reference.

RUSSIA

Securities Law Notice

This Award Agreement, the Plan and all other materials the Employee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia.  The issuance of shares of common stock under the Plan has not and will not be registered in Russia and hence the shares described in any Plan-related documents may not be offered or placed in public circulation in Russia.

Please note that, under the Russian law, the Employee is not permitted to sell the Corporation’s shares directly to other Russian individuals and the Employee is not permitted to bring share certificates into Russia.

SOUTH AFRICA

Tax Acknowledgment

By accepting this Option, the Employee agrees to notify the Employer of the amount of any gain realized upon exercise of this Option.  If the Employee fails to advise the Employer of the gain realized upon exercise, the Employee may be liable for a fine.  The Employee will be responsible for paying any difference between the actual tax liability and the amount withheld.

If the Employee uses cash to exercise this Option and purchase shares, rather then a cashless exercise method, the Employee must first obtain a “Tax Clearance Certificate (in Respect of Foreign Investment)” from the South African Reserve Service.  The Employee must also complete a transfer of funds application form to transfer the funds.  The Tax Clearance Certificate should be presented to a dealer of the Exchange Control Department of the South Africa Reserve Bank (it is likely that the Employee’s bank will qualify as such a dealer), together with a completed application form to transfer funds.  No transfer of funds may be completed unless the original Tax Clearance Certificate bears the official stamp and signature of the Office of Receiver of Revenue of the South African Reserve Service.

SPAIN

Labor Law Acknowledgment

By accepting this Option, the Employee acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

The Employee understands that the Corporation has unilaterally, gratuitously and discretionally decided to grant Options under the Plan to individuals who may be employees of

15

the Corporation or its Affiliates throughout the world.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Corporation or any of its Affiliates on an ongoing basis.  Consequently, the Employee understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Corporation or any of its Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  Further, the Employee understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of this Option and the underlying shares is unknown and unpredictable.  In addition, the Employee understands that this grant would not be made but for the assumptions and conditions referred to above; thus,  the Employee understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then this Option shall be null and void.

UNITED KINGDOM

Tax Acknowledgment

The following information supplements the information regarding Tax-Related Items in the Acknowledgment of Conditions section of the Award Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items or such other period specified in section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Employee to the Employer, effective on the Due Date.  The Employee agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs (“HMRC”) official rate; it will be immediately due and repayable.  Notwithstanding the foregoing, if the Employee is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of this provision will not apply to the Employee.  In the event that the Employee is an officer or director, as defined above, and Tax-Related Items are not collected from or paid by the Employee by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Employee on which additional income tax and National Insurance Contributions may be payable.   The Employee acknowledges the Corporation or the Employer may recover it at any time thereafter by any of the means referred to in the Award Agreement.  The Employee authorizes the Corporation to withhold the transfer of any shares unless and until the loan is repaid in full.

VIETNAM

Method of Exercise

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in Vietnam, the Employee must exercise this Option using the cashless exercise method.  To complete a full cashless exercise, the Employee should notify a licensed securities broker acceptable to the Corporation to: (i) sell all of the shares upon exercise; (ii) use the proceeds to pay the option price,  brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Employee.  If the Employee does not complete this procedure, the Corporation may refuse to allow the Employee to exercise this Option. The Corporation reserves the right to provide the Employee with additional methods of exercise

16

depending on local developments.

Repatriation Acknowledgment and Consent

The Employee understands and agrees that due to exchange control laws in Vietnam, the Employee will be required to immediately repatriate the cash proceeds from the sale of shares to Vietnam. The Employee further understand that such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Corporation or a parent, subsidiary or Affiliate, and the Employee hereby consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.

17

KIMBERLY-CLARK CORPORATION
TIME-VESTED RESTRICTED SHARE UNIT
____ AWARD AGREEMENT

This Award, granted this ____ day of _____, ____, by Kimberly-Clark Corporation, a Delaware corporation (hereinafter called the "Corporation"), subject to the terms and conditions of the 2001 Equity Participation Plan (the “Plan”) and the Award Agreement, including any country-specific terms contained in Appendix A to this Award Agreement.
W I T N E S S E T H:

WHEREAS, the Corporation has adopted the 2001 Equity Participation Plan (the "Plan") to encourage those employees who materially contribute, by managerial, scientific or other innovative means, to the success of the Corporation or of an Affiliate, to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation's or the Affiliate's long-term success;

NOW, THEREFORE, it is agreed as follows:

1.
Number of Share Units Granted.  The Corporation hereby grants to the Employee the right to receive _________ Time-Vested Restricted Share Units of the $1.25 par value common stock of the Corporation, subject to the terms, conditions and restrictions set forth herein and in the Plan.

 2.           Transferability Restrictions.

(a)
Restricted Period.  During the Restricted Period, the Employee may not sell, assign, transfer, or otherwise dispose of, or mortgage, pledge or otherwise encumber the Award.  The Restricted Share Units shall be subject to forfeiture until the Employee becomes vested in such Awards according to the following schedule:

33% of the Restricted Share Units shall vest on ______________
33% of the Restricted Share Units shall vest on ______________
34% of the Restricted Share Units shall vest on ______________

The Restricted Period shall begin on the date of the granting of this Award, and shall end upon the vesting of the Award according to the schedule set forth above.  Holders of Awards shall have none of the rights of a shareholder with respect to such shares including, but not limited to, any right to receive dividends in cash or other property or other distribution or rights in respect of such shares except as otherwise provided in this Agreement, nor to vote such shares as the record owner thereof.

Holders of Restricted Share Units shall have none of the rights of a shareholder with respect to such shares. For example, holders of Restricted Share Units shall not have any right to receive dividends in cash or other property or other distribution or rights in respect of such shares, nor to vote such shares as the record owner thereof.  During the Restricted Period, the Employee will be credited with dividends, equivalent in value to those declared and paid on shares of Common Stock, on all Restricted Share Units granted under this Award.  These dividends will be regarded as having been reinvested in Restricted Share Units on the date of the Common Stock dividend payments based on the then Fair Market Value of the Common Stock thereby increasing the number of Restricted Share Units held by the Employee.  The Corporation shall not be required to segregate any cash or other property of the Corporation.  Any amounts which become payable to an Employee shall be paid from the general assets of the Corporation.

(b)
Termination of Employment.  Employee shall forfeit any unvested Award upon termination of employment unless such termination (i) is due to a Qualified Termination of Employment, or (ii) if more than six months after the date of grant, due to death, Total and Permanent Disability, or the shutdown or divestiture of a business unit.  A termination of employment shall not be deemed to have occurred while an Employee is on military leave or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Corporation or an Affiliate under an applicable statute or by contract.  For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Corporation or an Affiliate.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period.  Notwithstanding the foregoing sentence, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Employee to be unable to perform the duties of his or her position of employment or any substantially similar position of employment, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment shall be deemed to have occurred.  A termination of employment with the Corporation or an Affiliate to accept immediate reemployment with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment for purposes of the Plan.  An Employee who is classified as an intermittent employee shall be deemed to have a termination of employment for purposes of the Plan.  Notwithstanding anything in this Plan to the contrary, a termination of employment with respect to any Restricted Share Units that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall not be deemed to be a termination of employment for purposes of the Plan if it is anticipated that the level of bona fide services the Employee would perform after such date would continue at a rate equal to more than 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period (or the full period of services to the Corporation or an Affiliate if the Employee has been providing such services less than 36 months).

(c)
Death or Total and Permanent Disability.  In the event that more than six months after the date of grant the Employee’s termination of employment is due to death or Total and Permanent Disability, it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be prorated for the number of full months of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 90 days following the Participant’s termination of employment.

(d)
Shutdown or Divestiture.  In the event that more than six months after the date of grant the Employee’s termination of employment is due to the shutdown or divestiture of the Corporation’s or its Affiliate’s business it shall result in pro rata vesting, as determined by the Committee, and the number of shares that are considered to vest shall be determined at the end of the Restricted Period, prorated for the number of full years of employment during the Restricted Period prior to the Participant’s termination of employment, and shall be paid within 90 days following the end of the Restricted Period.

(e)
Qualified Termination of Employment.  In the event of a Qualified Termination of Employment all restrictions will lapse and the shares will become fully vested and shall be paid within 10 days following the last day of employment of the Employee with the Corporation.

(f)
Payment of Awards.  The payment of the Award shall be made in shares of Common Stock.  Except as may otherwise be provided in subparagraph 2(e), the payment of an Award shall be made within 70 days following the date of vesting of the Award under the previous subparagraphs.

(g)
Payment of Withholding Taxes.  No shares of Common Stock, nor any cash payment, may be delivered under this Award, unless prior to or simultaneously with such issuance, the Employee or, in the event of his death, the person succeeding to his rights hereunder, shall pay to the Corporation such amount as the Corporation advises is required under applicable federal, state or local laws to withhold and pay over to governmental taxing authorities by reason of the delivery of such shares of Common Stock and any cash payment pursuant to this Award.  The Corporation may, in its discretion, withhold payment of required withholding taxes with cash or shares of Common Stock which otherwise would be delivered following the date of vesting of the Award under this paragraph 2.

3.
Nontransferability. Neither the Award nor the Employee’s right to receive payment for vested Awards may be assigned or transferred except upon the death of the Employee (i) by will, (ii) by the laws of descent and distribution or (iii) pursuant to a designation by the Employee of a beneficiary or beneficiaries, provided that no such designation shall be effective unless filed with the Committee prior to the death of such Employee.

4.
Compliance with Law.  No payment may be made under this Award, unless prior to the issuance thereof, the Corporation shall have received an opinion of counsel to the effect that this Award by the Corporation to the Employee will not constitute a violation of the Securities Act of 1933, as amended.  As a condition of this Award, the Employee shall, if requested by the Corporation, submit a written statement in form satisfactory to counsel for the Corporation, to the effect that any shares received under this Award shall be for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Corporation shall have the right, in its discretion, to cause the certificates representing shares hereunder to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

The Award granted hereby is subject to the condition that if the listing, registration or qualification of the shares subject hereto on any securities exchange or under any state or federal law, or if the consent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the Award or the delivery of shares thereunder, such shares may not be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.  The Corporation agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

The Employee is solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses, or notices, which may be necessary for the Employee to hold the Award, or to receive any payment of cash or shares or to hold or sell the shares subject to the Award, if any.  Neither Kimberly-Clark nor its Affiliates will be responsible for obtaining any such approvals, licenses or permits, or for making any such notices, nor will the Corporation nor its Affiliates be liable for any fines or penalties the Employee may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

5.
No Right of Continued Employment.  The granting of this Award does not confer upon the Employee any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates reserve the right to discharge the Employee whenever the interest of the Corporation or its Affiliates may so require without liability to the Corporation or its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee, except as to any rights which may be expressly conferred on the Employee under this Award.

6.
Discretion of the Corporation, Board of Directors and the Committee.  Any decision made or action taken by the Corporation or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of this Award shall be within the absolute discretion of the Corporation, the Board of Directors of the Corporation or the Committee, as the case may be, and shall be conclusive and binding upon all persons.

7.	Inalienability of Benefits and Interest. This Award and the rights and privileges conferred hereby shall not be subject in any manner to anticipation, alienation, sale,

transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the Employee.

8.
Delaware Law to Govern.  The Plan is governed by and subject to the laws of the United States of America.  All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of this Award and any rights under the Plan shall be determined in accordance with the laws of the State of Delaware.

9.
Purchase of Common Stock.  The Corporation and its Affiliates may, but shall not be required to, purchase shares of Common Stock of the Corporation for purposes of satisfying the requirements of this Award.  The Corporation and its Affiliates shall have no obligation to retain and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of common stock of the Corporation purchased for satisfying the requirements of this Award.

10.
Notices.  Any notice to be given to the Corporation under this Award shall be addressed to the Corporation in care of its Director of Compensation located at the World Headquarters, and any notice to be given to the Employee under the terms of this Award may be addressed to him at his address as it appears on the Corporation's records, or at such other address as either party may hereafter designate in writing to the other.  Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

11.
Changes in Capitalization.  In the event there are any changes in the common stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, any separation of the Corporation (including a spin-off or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee in (a) the number of shares subject to this Award, and (b) such other provisions of this Award as may be necessary and equitable to carry out the foregoing purposes.

12.
Effect on Other Plans.  All benefits under this Award shall constitute special compensation and shall not affect the level of benefits provided to or received by the Employee (or the Employee's estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate.  This Award shall not be construed to affect in any way the Employee's rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.

13.
Discretionary Nature of Award.  The grant of an Award is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future.  Future grants, if any, will be at the sole discretion of Kimberly-Clark, including, but not limited to, the timing of any grant, the number of Restricted Share Units and vesting provisions.  The value of the Award is an extraordinary item of compensation outside the scope of the Employee’s employment contract, if any.  As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.
Data Privacy.  The Employee hereby authorizes their employer to furnish Kimberly-Clark (and any agent of Kimberly-Clark administering the Plan or providing Plan recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and administration of the Plan and the Employee waives any data privacy rights such Employee might otherwise have with respect to such information.

15.
Conflict with Plan.  This Award is awarded pursuant to and subject to the Plan.  This Agreement is intended to supplement and carry out the terms of the Plan.  It is subject to all terms and provisions of the Plan and, in the event of a conflict, the Plan shall prevail.

16.	Successors. This Award shall be binding upon and inure to the benefit of any successor or successors of the Corporation.

17.
Amendments.  The Committee may at any time alter or amend this Award to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the common stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (including rule 16b-3 thereof).

18.	Defined Terms. Terms which are capitalized are defined herein or in the Plan and have the same meaning set forth in the Plan, unless the context indicates otherwise.

19.
For U.S. Employee’s Only.  A U.S. Employee who has not previously signed a noncompete agreement has until the end of the one hundred twenty (120) day period beginning from the date of grant of this Award to sign and return the Noncompete Agreement provided to such Employee.  If the U.S. Employee does not sign and return the provided Noncompete Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

20.
Acceptance of Award terms and conditions.  An Employee has until the end of the one hundred twenty (120) day period beginning from the date of grant of this Award to accept this Award Agreement.  If the Employee does not accept this Award Agreement on or before the end of such one hundred twenty (120) day period then the grant of the Award, as set forth in Section 1, shall not be binding on and shall be voidable by the Corporation, in which case it shall have no further force or effect.

Acknowledgment of Conditions

I understand and acknowledge the following conditions with respect to the Award granted to me under Kimberly-Clark Corporation’s 2001 Equity Participation Plan:

•
The 2001 Equity Participation Plan (the “Plan”) is discretionary in nature and Kimberly-Clark may cancel or terminate it at any time.  The grant of an Award is a one-time benefit and does not create any contractual or other right to receive an Award or benefits in lieu of an Award in the future.  Future grants, if any, will be at the sole discretion of Kimberly-Clark, including, but not limited to, the timing of any grant, the number of Awards, vesting provisions and the exercise price.

•
My participation in the Plan is voluntary. The value of the Award is an extraordinary item of compensation outside the scope of my employment contract, if any.  As such, the restricted share unit award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event shall be considered as compensation for, or relating in any way to, past services for Kimberly-Clark as my actual employer (the “Employer”).

•	The future value of the underlying shares is unknown and cannot be predicted with certainty. If the underlying shares do not increase in value, the Award will have no value.

•
In consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award, and no claim or entitlement to compensation or damages shall arise from any diminution in value of the RSUs or shares received upon vesting of RSUs resulting from termination of my employment by the Corporation or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and I irrevocably release the Corporation and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting this Award Agreement, I shall be deemed irrevocably to have waived any entitlement to pursue such claim.

•
In the event of termination of my employment (whether or not in breach of local labor laws and except as otherwise explicitly provided in the Award Agreement of the Plan), my right to receive RSUs and vest under the Plan, if any, will terminate effective as of the date that I am no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when I am no longer actively employed for purposes of the Award.

•
The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan.  Further, I have been advised to consult with my own advisors regarding participation in the Plan before taking any action related to the Plan.

•
Regardless of any action the Corporation or the Employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items legally due by me and remains my responsibility and that the Corporation and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant of the RSUs, the vesting of RSUs, the conversion of the RSUs into shares or the receipt of an equivalent cash payment, the subsequent sale of any shares acquired at vesting and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Award to reduce or eliminate the my liability for Tax-Related Items.

•
Prior to the relevant taxable event, I shall pay, or make adequate arrangements satisfactory to the Corporation or to the Employer (in their sole discretion) to satisfy all Tax-Related Items.  In this regard, I authorize the Corporation or the Employer to withhold all applicable Tax-Related Items legally payable by me from my wages or other cash compensation payable to me by the Corporation or the Employer or from any equivalent cash payment received pursuant to the RSUs.  Alternatively, or in addition, if permissible under local law, the Corporation or the Employer may, in their sole discretion, (i) sell or arrange for the sale of shares to be issued pursuant to the RSUs to satisfy Tax-Related Items, and/or (ii) withhold in shares, provided that the Corporation and the Employer shall withhold only the amount of shares necessary to satisfy the minimum withholding amount or any such amount as described by the Corporation not to result in adverse accounting consequences.  If the obligation for Tax-Related Items is satisfied by withholding in shares, I am deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of shares is held back solely for the purpose of paying Tax-Related Items.  I shall pay to the Corporation or to the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold as a result of my receipt of RSUs, the vesting of PSUs, the receipt of an equivalent cash payment, or the conversion of vested RSUs to shares that cannot be satisfied by the means previously described.  The Corporation may refuse to deliver shares to me if I fail to comply with my obligation in connection with the Tax-Related Items as described herein.

•
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Award Agreement by and among, as applicable, my Employer, the Corporation, and its Affiliates for the exclusive purpose of implementing, administering and managing my participation in the Plan.

•
I understand that the Corporation and my Employer may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of common stock or directorships held in the Corporation, details of all Awards or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”).  I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country, or elsewhere, and that my country may have different data privacy laws and protections than my country.  I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative.  I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares received upon vesting of the RSUs may be deposited.  I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan.  I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative.  I understand that refusal or withdrawal of consent may affect my ability to participate in the Plan.  For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

•	My Award may not be assigned, sold, encumbered, or in any way transferred or alienated.

•
The Plan is governed by and subject to U.S. law.  Interpretation of the Plan and my rights under the Plan will be governed by provisions of U.S. law.  For purposes of litigating any dispute that arises under this Award or Award Agreement, the parties submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the federal courts for the United States for the Northern District of Texas and no other courts.

•
I understand that I am solely responsible for obtaining/providing whatever exchange control approvals, permits, licenses or notices, which may be necessary for my Award, to acquire the shares or to hold or sell the shares subject to the RSU award. Neither Kimberly-Clark nor its Affiliates will be responsible for obtaining such approvals, licenses or permits, or for making any such notices, nor will Kimberly-Clark or its Affiliates be liable for any fines or penalties I may incur for failure to obtain any required approvals, permits or licenses or to make any required notices.

•
If one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan.

•
If I have received this Award Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

•
I recognize that the grant of this restricted share unit award is not an element of my normal or expected compensation and I acknowledge that I have no future rights to Awards under this or any other plans offered by Kimberly-Clark, including but not limited to, upon termination of the Plan or upon severance of my employment.

Conclusion and Acceptance

IN WITNESS WHEREOF, the Corporation has caused this Award to be executed in its behalf by its Chairman of the Board of Directors and Chief Executive Officer as of the day and year first above written, which is the date of this Award.

KIMBERLY-CLARK CORPORATION

By:
Title:  Chairman of the Board and
          Chief Executive Officer

I acknowledge receipt of a copy of the Plan and the Attachments to this Agreement, a copy of which was annexed hereto, and represent that I am familiar with the terms and provisions thereof.  I hereby accept this Award subject to all the terms and provisions of the Plan and this Agreement including its Attachments (including any country-specific terms applicable to my grant).  I hereby agree to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and the Committee, upon any questions arising under the Plan. I acknowledge that I have no future rights to Award grants under this or any plans offered by the employer, including but not limited to, upon termination of the Plan or upon severance of my employment.  As a condition of this Award, I authorize the Corporation to withhold and pay over to governmental taxing authorities in accordance with applicable federal, state or local laws any taxes required to be withheld as a result of this Award. I hereby authorize my employer to furnish Kimberly-Clark (and any agent administering the Plan or providing recordkeeping services) with such information and data as it shall request in order to facilitate the grant of Awards and enable administration of the Plan and I understand that such information shall be used only as long and to the extent necessary to administer my participation in the Plan. I agree that my participation in the Plan and the Awards granted to me under the Plan will be governed solely by provisions of U.S. law.

__________________________________
EMPLOYEE

KIMBERLY-CLARK CORPORATION
TIME-VESTED RESTRICTED SHARE UNIT
AWARD AGREEMENT

APPENDIX A

This Appendix A includes additional terms and conditions that govern the Award granted to the Employee under the Plan if the Employee resides in one of the countries listed below.  Certain capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or the Award Agreement.

AUSTRALIA

Securities Law Notice

If the Employee acquires shares of the Corporation’s common stock pursuant to this Award and the Employee offers his or her shares of the Corporation’s common stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law.  The Employee should obtain legal advice on his or her disclosure obligations prior to making any such offer.

Award Payable Only in Shares

Notwithstanding any discretion contained in the Plan, or any provision in the Award Agreement to the contrary, Awards granted to Employees in Australia shall be paid in shares of the Corporation’s common stock only and do not provide any right for Employee to receive a cash payment.

CANADA

Award Payable Only in Shares

Notwithstanding any discretion contained in the Plan, or any provision in the Award Agreement to the contrary, Awards granted to Employees in Canada shall be paid in shares of the Corporation common stock only and do not provide any right for Employee to receive a cash payment.

Language Consent

The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Securities Law Notice

The Employee is permitted to sell shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed.  The Corporation’s shares are currently listed on New York Stock Exchange.

CHINA

Exchange Control Notice

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in China, the Corporation reserves the right to force the Employee to immediately sell all of the shares upon vesting of the Award, upon notice to the Employee.

The Employee understands and agrees that due to exchange control laws in China, the Employee will be required to immediately repatriate the cash proceeds from the sale of shares to China.   The Employee further understand that such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Corporation or a parent, subsidiary or Affiliate, and the Employee hereby consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.

INDIA

Fringe Benefit Tax

By accepting this option and participating in the Plan, the Employee consents and agrees to assume any and all liability for fringe benefit tax that may be payable by the Employee or the Employer in connection with the Plan upon request of the Corporation and at the Corporation’s sole discretion.  The Employee understands that the grant of the Award and participation in the Plan is contingent upon his or her agreement to assume liability for fringe benefit tax payable on the shares of common stock acquired under the Plan if the Corporation so requests.

Further, by accepting this Award and participating in the Plan, the Employee agrees that the Corporation and/or the Employer may collect fringe benefit tax from the Employee by any of the means set forth in the Acknowledgment of Conditions section of the Award Agreement or any other reasonable method established by the Corporation.  The Employee also agrees to execute any other consents or elections required to accomplish the foregoing, promptly upon request of the Corporation.

ITALY

Data Privacy Notice and Consent.

This provision replaces in its entirety the data privacy in the Award Agreement:

The Employee hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in this section of this Appendix A by and among, as applicable, the Employer, the Corporation and any Affiliate for the exclusive purpose of implementing, administering, and managing the Employee’s participation in the Plan.

The Employee understands that the Employer, the Corporation and any Affiliate hold certain personal information about him or her, including, but not limited to, the Employee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of common stock or directorships held in the Corporation or any Affiliate, details of all Awards, or any other entitlement to shares of common stock awarded, canceled, exercised, vested, unvested or outstanding in the Employee’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”).

The Employee also understands that providing the Corporation with Data is necessary for the performance of the Plan and that his or her refusal to provide such Data would make it impossible for the Corporation to perform its contractual obligations and may affect the Employee’s ability to participate in the Plan.  The Controller of personal data processing is Kimberly-Clark Corporation  with registered offices at 351 Phelps Drive, Irving, Texas  75038, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Kimberly-Clark s.r.l. at Via Della Rocca, 49, Torino, Italy.

The Employee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  The Employee understands that Data may also be transferred to the Corporation’s independent registered public accounting firm.  The Employee further understand that the Corporation and/or any Affiliate will transfer Data among themselves as necessary for the purpose of implementing, administering and managing the Employee’s participation in the Plan, and that the Corporation and/or any Affiliate may each further transfer Data to third parties assisting the Corporation in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Employee may elect to deposit any shares of common stock acquired under the Plan.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Employee’s participation in the Plan.  The Employee understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Corporation exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

The Employee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require the Employee’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  The Employee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.  Furthermore, the Employee is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting the Employee’s local human resources representative.

Plan Document Acknowledgment

In accepting the grant of this option, the Employee acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Appendix A, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Appendix A.

The Employee acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 2(6) on Payment of Withholding Taxes; Section 5 on No Right of Continued Employment; Section 8 on Delaware Law to Govern; the section on Acknowledgment of Conditions; and the Data Privacy Notice and Consent section included in this Appendix A.

MEXICO

Labor Law Policy and Acknowledgment

In accepting the grant of this Award, the Employee expressly recognizes that Kimberly-Clark Corporation, with registered offices at 351 Phelps Drive, Irving, Texas 75038, United States of America, is solely responsible for the administration of the Plan and that the Employee’s participation in the Plan and acquisition of shares of common stock do not constitute an employment relationship between the Employee and the Corporation since the Employee is participating in the Plan on a wholly commercial basis and his or her sole Employer is Kimberly-Clark de Mexico, S.A. de C.V.  Based on the foregoing, the Employee expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between the Employee and the Employer, Kimberly-Clark de Mexico, S.A. de C.V. and do not form part of the employment conditions and/or benefits provided by Kimberly-Clark de Mexico, S.A. de C.V., and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Employee’s employment.

The Employee further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Corporation; therefore, Kimberly-Clark Corporation reserves the absolute right to amend and/or discontinue the Employee’s participation at any time without any liability to the Employee.

Finally, the Employee hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against Kimberly-Clark Corporation for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Employee therefore grants a full and broad release to the Corporation, its Affiliates, branches, representation offices, its shareholders, officers, agents, or legal representatives with respect to any claim that may arise.

Política Laboral y Reconocimiento/Aceptación

Al aceptar el otorgamiento de este Premio, el Empleado expresamente reconoce que Kimberly-Clark Corporation con oficinas registradas en 351 Phelps Drive, Irving, Texas  75038, U.S.A., es la única responsable por la administración del Plan y que la participación del Empleado en el Plan y en su caso la adquisición de las Opciones de Compra de Acciones o Acciones no constituyen ni podrán interpretarse como una relación de trabajo entre el Empleado y Kimberly-Clark Corporation, ya que el Empleado participa en el Plan en un marco totalmente comercial y su único Patrón lo es Kimberly-Clark de Mexico, S.A. de C.V., con domicilio en Kimberly-Clark de Mexico, S.A. de C.V. Mexico.  Derivado de lo anterior, el Empleado expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Empleado y el Patrón, Kimberly-Clark de Mexico, S.A. de C.V. y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Kimberly-Clark de Mexico, S.A. de C.V. y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Empleado.

Asimismo, el Empleado reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Kimberly-Clark Corporation por lo tanto, Kimberly-Clark Corporation se reserva el absoluto derecho de modificar y/o terminar la participación del Empleado en cualquier momento y sin responsabilidad alguna frente el Empleado.

Finalmente, el Empleado por este medio declara que no se reserva derecho o acción alguna que ejercitar en contra de Kimberly-Clark Corporation por cualquier compensación o daño en relación con las disposiciones del Plan o de los beneficios derivados del Plan y por lo tanto, el Empleado otorga el más amplio finiquito que en derecho proceda a Kimberly-Clark Corporation , sus afiliadas, subsidiarias, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales en relación con cualquier demanda que pudiera surgir.

NEW ZEALAND

Securities Law Notice

The Employee will receive the following documents (in addition to this Appendix A) in connection with the Award from the Corporation:

1.	an Award Agreement which sets forth the terms and conditions of the Award grant;

2.	a copy of the Corporation’s most recent annual report and most recent financial reports have been made available to enable the Employee to make informed decisions concerning the Award; and

3.
a copy of the description of the Kimberly-Clark Corporation 2001 Equity Participation Plan (“Description”) (i.e., the Corporation’s Form S-8 Plan Prospectus under the U.S. Securities Act of 1933, as amended), and the Corporation will provide any attachments or documents incorporated by reference into the Description upon written request.  The documents incorporated by reference into the Description are updated periodically.  Should the Employee request copies of the documents incorporated by reference into the Description, the Corporation will provide the Employee with the most recent documents incorporated by reference.

RUSSIA

Securities Law Notice

This Award Agreement, the Plan and all other materials the Employee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia.  The issuance of shares of common stock under the Plan has not and will not be registered in Russia and hence the shares described in any Plan-related documents may not be offered or placed in public circulation in Russia.

Please note that, under the Russian law, the Employee is not permitted to sell the Corporation’s shares directly to other Russian individuals and the Employee is not permitted to bring share certificates into Russia.

SOUTH AFRICA

Tax Acknowledgment

By accepting the Award, the Employee agrees to notify the Employer of the amount of any gain realized upon vesting of the Award.  If the Employee fails to advise the Employer of the gain realized upon vesting, the Employee may be liable for a fine.  The Employee will be responsible for paying any difference between the actual tax liability and the amount withheld.

SPAIN

Labor Law Acknowledgment

By accepting the Award, the Employee acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

The Employee understands that the Corporation has unilaterally, gratuitously and discretionally decided to grant Awards under the Plan to individuals who may be employees of the Corporation or its Affiliates throughout the world.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Corporation or any of its Affiliates on an ongoing basis.  Consequently, the Employee understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Corporation or any of its Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  Further, the Employee understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of the Award and the underlying shares is unknown and unpredictable.  In addition, the Employee understands that this grant would not be made but for the assumptions and conditions referred to above; thus,  the Employee understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the Award shall be null and void.

UNITED KINGDOM

Tax Acknowledgment

The following information supplements the information regarding Tax-Related Items in the Acknowledgment of Conditions section of the Award Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the Tax-Related Items or such other period specified in section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected Tax-Related Items shall constitute a loan owed by the Employee to the Employer, effective on the Due Date.  The Employee agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs (“HMRC”) official rate; it will be immediately due and repayable.  Notwithstanding the foregoing, if the Employee is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of this provision will not apply to the Employee.  In the event that the Employee is an officer or director, as defined above, and Tax-Related Items are not collected from or paid by the Employee by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Employee on which additional income tax and National Insurance Contributions may be payable.   The Employee acknowledges the Corporation or the Employer may recover it at any time thereafter by any of the means referred to in the Award Agreement.  The Employee authorizes the Corporation to withhold the transfer of any shares unless and until the loan is repaid in full.

VIETNAM

Exchange Control Notice

Notwithstanding anything to the contrary in the Award Agreement, due to regulatory requirements in Vietnam, the Corporation reserves the right to force the Employee to immediately sell all of the shares upon vesting of the Award, upon notice to the Employee.

The Employee understands and agrees that due to exchange control laws in Vietnam, the Employee will be required to immediately repatriate the cash proceeds from the sale of shares to Vietnam.   The Employee further understand that such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Corporation or a parent, subsidiary or Affiliate, and the Employee hereby consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.